SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2004

REPUBLIC BANCORP INC.

(Exact name of registrant as specified in its charter)

Michigan	0-15734	38-2604669
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1070 East Main Street, Owosso, Michigan 48867
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 725-7337

(Former name or former address, if changed since last report)

Item 9. Regulation F-D Disclosure
SIGNATURES
10-Q EXHIBIT INDEX
Slide Presentation of 02/24/04

Item 9. Regulation F-D Disclosure

     On February 24, 2004, Dana M. Cluckey, Republic Bancorp’s President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer, made a presentation at the Midwest 2004 Super-Community Bank Conference in Chicago, Illinois. The slide presentation is attached as Exhibit 99 to this Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCORP INC.

Date: February 24, 2004	By:		/s/ Thomas F. Menacher

		Name:	Thomas F. Menacher
		Its:	Executive Vice President, Treasurer and Chief Financial Officer

10-Q EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
EX-99	Slide Presentation of February 24, 2004.